SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION:

DWS Intermediate Tax/AMT Free Fund
DWS Managed Municipal Bond Fund
DWS Strategic High Yield Fund

The “Class A Purchases” section of “PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE” of Part II of the fund’s Statement of Additional Information is amended as follows:

Tax-Free Income funds: California Tax-Free Income, New York Tax-Free Income, Massachusetts Tax-Free, Strategic High Yield Tax Free, Managed Municipal Bond and Intermediate Tax/AMT. Income Funds: GNMA, Short Duration, Unconstrained Income, Strategic Government Securities and Ultra-Short Duration.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value **	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 and over	0.00***	0.00***	0.00****

*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge.
****	Commission is payable by DIDI.

Please Retain This Supplement for Future Reference

December 30, 2013
SAISTKR-139